Supplement to the John Hancock Money Market Funds Prospectus dated August 1, 2003

The paragraphs under the following heading in the "How Sales Charges are Calculated" section of the prospectus have been deleted and replaced with the following:

Class C Money Market Fund front-end sales charges are as follows:

Money Market Fund Class C sales charges

                                         As a % of           As a % of your
Your investment                          offering price      investment

Up to $1,000,000                         1.00%               1.01%
$1,000,000 and over                      none


Class B and Class C Money Market Fund shares may be charged a contingent deferred sales charge (CDSC) on Class B or Class C shares if a commission or finder's fee has been paid and the shares are sold within a certain time after you bought them, as described in the tables below.There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

Money Market Fund Class B deferred charges

Years after purchase                        CDSC on shares
                                            being sold

1st year                                    5.00%
2nd year                                    4.00%
3rd or 4th year                             3.00%
5th year                                    2.00%
6th year                                    1.00%
After 6th year                              None

Money Market Fund Class C deferred charges

Years after purchase                        CDSC on shares
                                            being sold

1st year                                    1.00%
After 1st year                              none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.


                                                                   April 8, 2004
                                                                      MNYPS 4/04